UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Phoenix Drive, Suite 125, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2022, Zomedica Corp. (the “Corporation”) held its Annual Virtual-Only Meeting of the holders (the “Shareholders”) of common shares (“Common Shares”) of the Corporation (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) the election of directors of the Corporation, (ii) the appointment of Grant Thornton LLP as the Corporation’s auditors, (iii) the approval of, on an advisory basis, the executive compensation of the Corporation’s named executive officers and (iv) the approval of, on an advisory basis, how often the Corporation will conduct an advisory vote on executive compensation. Shareholders representing 294,570,954 shares, or 30.1%, of the Common Shares outstanding as of the April 18, 2022 record date were represented at the Annual Meeting in person or by proxy. The proposals are described in detail in the Corporation’s definitive proxy statement for the Annual Meeting (described as the Management Information Circular and Proxy Statement) filed with the Securities and Exchange Commission on April 26, 2022. The final voting results were as provided below. For purposes of providing percentage information below, any Common Shares that were the subject of abstentions or broker non-votes have been ignored in accordance with Canadian law. Therefore, the percentages reflected in relation to proposals 1 and 2 reflect only votes “for” or “withheld,” the percentages reflected in relation to proposal 3 reflect only votes “for” or “against,” and the percentages reflected in relation to proposal 4 reflect only votes for “1 Year,” “2 Years,” or “3 Years.”

1. The Shareholders elected the following nominees, Jeffrey Rowe, Robert Cohen, Chris MacLeod, Johnny D. Powers, Sean Whelan and Rodney Williams, as directors of the Corporation to serve until the Corporation’s 2023 annual meeting of shareholders or until their successors are elected or appointed.

	FOR	PERCENTAGE FOR	WITHHELD	PERCENTAGE WITHHELD	BROKER NON-VOTES
Jeffrey Rowe	104,104,495	87.4%	14,955,347	12.6%	175,511,112
Robert Cohen	105,517,119	88.6%	13,542,722	11.4%	175,511,113
Chris MacLeod	107,407,443	90.2%	11,652,399	9.8%	175,511,112
Johnny D. Powers	102,408,141	86.0%	16,651,701	14.0%	175,511,112
Sean Whelan	109,739,741	92.2%	9,320,101	7.8%	175,511,112
Rodney Williams	85,023,543	71.4%	34,036,299	28.6%	175,511,112

2.The proposal to appoint Grant Thornton LLP as the Corporation’s auditors until the Corporation’s 2023 annual meeting of shareholders was approved by the Shareholders based upon the following votes:

FOR	PERCENTAGE FOR	WITHHELD	PERCENTAGE WITHHELD	BROKER NON-VOTES
286,830,884	97.4%	7,740,070	2.6%	0

3.The proposal to approve, on an advisory basis, the executive compensation of the Corporation’s named executive officers was approved by the Shareholders based upon the following votes:

FOR	PERCENTAGE FOR	AGAINST	PERCENTAGE AGAINST	ABSTAIN	BROKER NON-VOTES
93,518,593	80.3%	22,982,259	19.7%	2,558,991	175,511,111

4. The Shareholders approved, on an advisory basis, every one year as the frequency for future advisory votes on named executive officer compensation. In light of such approval, the Corporation intends to hold an advisory vote on the compensation of the Corporation’s named executive officers on an annual basis until the next required vote on the frequency of holding an advisory vote to approve named executive officer compensation. The tabulation of votes with respect to this proposal was as follows:

1 YEAR	PERCENTAGE 1 YEAR	2 YEARS	PERCENTAGE 2 YEARS	3 YEARS	PERCENTAGE 3 YEARS	ABSTAIN	BROKER NON-VOTES
97,896,372	84.9%	8,050,072	7.0%	9,379,669	8.1%	3,733,730	175,511,111

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: June 9, 2022	By:	/s/ Ann Marie Cotter
	Name:	Ann Marie Cotter
	Title:	Chief Financial Officer

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